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                    AMERICAN MATURITY LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

                                David A. Carlson
                                Stephen T. Joyce
                                 Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                 Joseph J. Noto
                             Christine Hayer Repasy
                                 John C. Walters
                              David M. Znamierowski

do hereby jointly and severally authorize Christine Hayer Repasy, Marianne O'Doherty, Christopher M. Grinnell, Thomas S. Clark, W. Michael Stobart and Shane E. Daly to sign as their agent any Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief of American Maturity Life Insurance Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, and do jointly and severally hereby ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.



By: /s/ David A. Carlson                         Dated as of March 24, 2003
    --------------------------
    David A. Carlson

By: /s/ Stephen T. Joyce                         Dated as of March 24, 2003
    --------------------------
    Stephen T. Joyce

By: /s/ Thomas M. Marra                          Dated as of March 24, 2003
    ---------------------------
    Thomas M. Marra

By: /s/ Ernest M. McNeill, Jr.                   Dated as of March 24, 2003
    ---------------------------
    Ernest M. McNeill, Jr.

By: /s/ Joseph J. Noto                           Dated as of March 24, 2003
    ---------------------------
    Joseph J. Noto

By: /s/ Christine Hayer Repasy                   Dated as of March 24, 2003
    ---------------------------
    Christine Hayer Repasy

By: /s/ John C. Walters                          Dated as of March 24, 2003
    ---------------------------
    John C. Walters

By: /s/ David M. Znamierowski                    Dated as of March 24, 2003
    ---------------------------
    David M. Znamierowski